Exhibit 10.8

REINSTATEMENT AND FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS REINSTATEMENT AND FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT ("Amendment") is executed effective as of January 7, 2014 ("Amendment Effective Date"), by and between TIAA REALTY, LLC, a Delaware limited liability company (formerly known as TlAA Realty, Inc., a Delaware corporation) ("Seller"), and BEHRINGER HARVARD OPPORTUNITY OP II LP, a Delaware limited partnership ("Purchaser").

RECITALS:

Whereas, Seller and Purchaser heretofore entered into that certain Purchase and Sale
Agreement dated December 10,2013 (the "Agreement"); and

Whereas, Seller and Purchaser now desire to reinstate the Agreement and modify certain terms of the Agreement as set forth herein; and

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

AGREEMENTS:

1. Recitals. The recitals set forth above are true and correct and are hereby incorporated in their entirety.

2. Definitions. Capitalized terms used but otherwise not defined herein shall have the meaning ascribed to such terms in the Agreement.

3.     Reinstatement.     The Agreement (as amended hereby) is reinstated as of the
Amendment Effective Date.

4.     Due Diligence Period. The Due Diligence Period is hereby extended until 5:00
P.M. (New York, New York time) on January 23,2014.

5.     Closing Date. The Closing Date is hereby extended to February 18, 2014.

6. Ratification. Except as herein amended, the Agreement is hereby ratified and affirmed in its entirety by Purchaser and Seller.

7. Countemarts; Email Signatures. This Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of such counterparts shall constitute one Amendment. To facilitate execution of this Amendment, Purchaser and Seller may execute and exchange by e-mail as a portable document format or other electronic imaging, counterparts of the signature page, which shall be deemed original signatures for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the
Amendment Effective Date.
PURCHASER: BEHRINGER HARVARD
OPPORTUNITY OP II LP,
a Delaware limited partnership
BHO II, Inc., its general partner

By: /s/MICHAEL J. O'HANLON
Name: Michael J. O'Hanlon
Title: Chief Executive Officer and President

[Signatures Continue on Next Page]

SELLER:

TIAA REALTY, LLC,
a Delaware limited liability company

By: /s/LYNETTE M. PINEDA
Name: Lynette M. Pineda
Title: Assistant Secretary